                                                                  EXHIBIT 10.34


                             SECOND AMENDMENT TO
                               CREDIT AGREEMENT


This Second Amendment ("Second Amendment") amends that certain Credit Agreement dated November 15, 1996 as amended by that certain First Amendment dated October 6, 1997, by and between IMPERIAL BANK ("Bank") and EARTHSHELL CONTAINER CORPORATION, a Delaware Corporation ("Borrower") (the "Agreement"). The parties desire to further amend the Agreement and consideration of the mutual covenants and conditions hereof, agree as follows:

1. The dollar amount of "$13,000,000" in Section 1 of the First Amendment is hereby amended to read "$14,000,000" The date of "October 6, 1997" is hereby amended to read "December 31, 1997."

2. Except as herein, the Agreement remains unchanged and hereby ratified and confirmed.

3. This Second Amendment shall be effective as of December 31, 1997 and the parties hereby confirm that the Agreement as amended is in full force and effect.



EARTHSHELL CONTAINER CORPORATION       IMPERIAL BANK
"BORROWER"                             "BANK"


By: /s/ Scott Houston                   By: /s/ Donald D Douthwright
    --------------------------             -------------------------
     Scott Houston                          Donald D. Douthwright
     Chief Financial Officer                Regional Vice President